UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2016

TRACK GROUP, INC.

(Exact name of registrant as specified in its charter)

UTAH	000-23153	87-0543981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 South Main Street Suite 700 Salt Lake City, Utah 84111
(Address of principal executive offices)

(801) 451-6141

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 26, 2016, Track Group, Inc. (the “Company”) received confirmation from the Utah Secretary of State that the Articles of Amendment to the Company’s Articles of Incorporation, increasing the number of shares of the Company's common stock, par value $0.0001 per share, authorized for issuance from 15.0 million to 30.0 million shares (the “Amendment”), was filed. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1. The Company previously disclosed information with respect to the Amendment in the definitive Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on January 22, 2016.

Item 9.01

Financial Statements and Exhibits.

See Exhibit Index.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Track Group, Inc.

Date: March 1, 2016	By:	/s/ Gordon Jesperson
Gordon O. Jesperson General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment to the Articles of Incorporation of Track Group, Inc., dated February 23, 2016.